U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

         Pre-Effective Amendment No.        __

         Post-Effective Amendment No.       11

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

         Amendment No.                      13

                        (Check appropriate box or boxes)

                            HUSSMAN INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                             5136 Dorsey Hall Drive
                          Ellicott City, Maryland 21042
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (410) 715-1130

                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ /   immediately upon filing pursuant to paragraph (b)
/ /   on (date) pursuant to paragraph (b)
/ /   60 days after filing pursuant to paragraph (a) (1)
/ /   on (date) pursuant to paragraph (a) (1)
/X/   75 days after filing pursuant to paragraph (a) (2)
/ /   on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              [LOGO]  Hussman
                                        Funds

                   HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND

      THE FUND SEEKS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION, WITH ADDED
         EMPHASIS ON THE PROTECTION OF CAPITAL DURING UNFAVORABLE MARKET
          CONDITIONS. IT HAS THE ABILITY TO VARY ITS EXPOSURE TO MARKET
        FLUCTUATIONS BASED ON FACTORS THE INVESTMENT MANAGER BELIEVES ARE
      INDICATIVE OF PREVAILING MARKET RETURN AND RISK CHARACTERISTICS. SEE
                             "RISK/RETURN SUMMARY."

            V                              MARKET ACTION
            A                        FAVORABLE        UNFAVORABLE
            L                      --------------    -------------
            U     FAVORABLE       |  AGGRESSIVE  |  |  MODERATE   |
            A                      --------------    -------------
            T     UNFAVORABLE     |   POSITIVE   |  |    HEDGED   |
            I                      --------------    -------------
            O
            N

HUSSMAN INVESTMENT TRUST                          PROSPECTUS:  September 8, 2009

   For information or assistance in opening an account, please call toll-free
                         1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved the Fund's shares or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
================================================================================
      Risk/Return Summary.......................................     3
      Fees and Expenses.........................................     5
      Investment Objective, Strategies and Related Risks........     7
      Fund Management...........................................    13
      How the Fund Values Its Shares............................    15
      How to Buy Shares.........................................    15
      How to Exchange Shares....................................    19
      How to Redeem Shares......................................    20
      Dividends, Distributions and Taxes........................    23
      Customer Privacy Policy...................................    24
      For More Information......................................   Back Cover

[Photograph of Dr. Hussman omitted]
            John P. Hussman, Ph.D. is the president of Hussman Econometrics Advisors, Inc. and the portfolio manager of Hussman Strategic International Equity Fund. Previously, Dr. Hussman was a professor at the University of Michigan, where he taught courses in Financial Markets, Banking, and International Finance. He holds a Ph.D. in Economics from Stanford University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern University.

[Photograph of Mr. Hester omitted]
            William J. Hester, CFA, is a Senior Research Analyst at Hussman Econometrics Advisors, Inc. and the co-portfolio manager of Hussman Strategic International Equity Fund. Prior to joining Hussman Econometrics in 2003, Mr. Hester worked for Bloomberg L.P. where he was a member of the company's Analytics Desk and a Markets Editor for Bloomberg Magazine. Mr. Hester has over 18 years of experience in financial analysis and investment research. He holds a B.S. in Economics from Rider University and is a Chartered Financial Analyst.

RISK/RETURN SUMMARY
================================================================================

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund is designed for investors who want to participate in foreign stock markets, and also want to reduce their exposure to market risk in conditions that have historically been unfavorable for foreign stocks. Under normal market conditions, the Fund invests at least 80% of its net assets in: (i) equity securities of companies that derive a majority of their revenues or profits from, or have a majority of their assets in, a country or countries other than the U.S.; and (ii) shares of exchange traded funds ("ETFs") and similar investment vehicles that invest primarily in the equity securities of such companies. The Fund may invest in all types of equity securities, including common stock, preferred and convertible preferred stocks, warrants and rights. When market conditions are unfavorable in the view of Hussman Econometrics Advisors, Inc., the Fund's investment manager, the Fund may use swaps, index options and index futures to reduce its exposure to general market fluctuations or to market fluctuations within a specific country or geographic region.

The Fund invests principally in equity securities issued by companies in developed countries, but may also invest in emerging markets in developing countries. There are no restrictions as to the market capitalization of the companies in which the Fund invests. The Fund may invest in American Depository Receipts (ADRs) listed on U.S. stock exchanges and depository receipts listed on foreign securities exchanges. These securities represent ownership interests in the securities of non-U.S. issuers. The Fund may invest up to 30% of its net assets in shares of ETFs and similar investment vehicles that invest in foreign equity securities.

In general, the stock selection approach of the investment manager focuses on securities demonstrating favorable valuations and/or market action. The primary value consideration is the relationship between the current price and the present value of expected future cash flows. Other valuation measures, such as the ratio of the stock price to earnings and stock price to revenue, are also analyzed in relation to expected future growth of cash flows in the attempt to measure underlying value and probable long-term returns. The analysis of market action includes measurements of price behavior and unusual trading volume. The investment manager believes that strength in these measures is often followed by favorable earnings surprises above consensus estimates, which can result in increases in stock prices.

The investment manager believes that market return/risk conditions differ significantly across market conditions. In the analysis of overall market conditions, valuation considers the relationship of major stock indices to the aggregate earnings, dividends and cash flows expected on those indices, adjusted for factors such as the level of profit margins and general economic conditions. Market action considers the behavior of a wide range of securities and industry groups, in an attempt to assess the economic outlook of investors and their willingness to accept market risk.

Historically, different combinations of valuation and market action have been accompanied by significantly different stock market performance in terms of return/risk. The investment manager expects to hold a fully invested position in stocks in environments where the expected return from market risk is believed to be acceptably high, and may reduce or "hedge" the exposure of the Fund in environments where the expected return from market risk is believed to be unfavorable.

Specific  strategies  for  reducing or  "hedging"  market  exposure  may include entering into swaps, or establishing short futures positions or option combinations (simultaneously writing call options and purchasing put options) on one or more market indices considered by the investment manager to be correlated with the Fund's portfolio. Short sales of shares of ETFs, and the purchase and sale of options on these shares, are also permissible for hedging purposes; however, the Fund does not intend to use these investment techniques during the coming year. The total notional value of the Fund's hedge positions is not expected to exceed the value of stocks owned by the Fund, so that the most defensive position expected by the Fund will be a "fully hedged" position in which long and short exposures are of equal size.

The choice of market indices and instruments used for hedging is based on a consideration of the securities held in the portfolio from time to time, and the availability and liquidity of the futures, options and other instruments (such as ETFs) on such indices. The intent of the Fund's hedging strategy is to reduce the impact of general market fluctuations when global stock market conditions generally or within a specific country, geographic region or industry sector are viewed by the investment manager as unfavorable. The Fund generally hedges using indices that are correlated, though perhaps imperfectly, with the stocks owned by the Fund. These may include foreign stock indices and indices of U.S. stocks such as the Standard and Poor's 500 Index. Because foreign stock index futures and options and other instruments used to hedge foreign stock markets are generally denominated in the same currencies as the underlying stocks, use of these instruments hedge both market risk and currency risk. The Fund has the discretion to enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on its investments and transactions in foreign securities.

Because the MSCI Europe, Australasia, and Far East ("EAFE") Index is perhaps the most widely recognized index of stock prices in foreign markets, it is believed to be an appropriate broad-based securities market index against which to compare the Fund's long-term performance. The Fund may invest in securities that are not included in the MSCI EAFE Index, and may vary its exposure to market fluctuations depending on market conditions. As a result, the Fund's investment returns may differ from the performance of major stock market indices, particularly over the short term, and from the performance of U.S. stock markets.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The principal risks of the Fund are the risks generally associated with investing in stocks. Stock market movements will affect the Fund's share price on a daily basis. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund. The market values of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic conditions.

In addition, certain risks are associated with the Fund's investments in the securities of non-U.S. issuers and in securities traded in foreign markets, which risks are not generally associated with investments in the securities of U.S. issuers traded in U.S. markets. Also, foreign markets can be more volatile than U.S. markets. (SEE "Investment Practices and Risks - Foreign Investment Risks.")

The success of the Fund's investment strategy depends largely on the investment manager's skill in assessing the potential appreciation in value of the securities in which the Fund invests. Also, because the Fund's exposure to market fluctuations will vary depending on the investment manager's assessment of current stock market conditions in various foreign countries and geographic regions, the investment return and share price of the Fund may fluctuate or deviate from overall market returns generally or within individual countries or geographic regions to a greater degree than other funds that do not employ these strategies. This is known as "tracking risk." For example, if the Fund has taken a defensive posture by hedging the exposure of its portfolio against price declines, and stock prices advance, the return to investors in the Fund will be lower than if the portfolio had not been hedged.

The techniques used by the Fund to hedge its portfolio are intended by the investment manager to reduce the likelihood and magnitude of periodic losses in the portfolio, but such techniques involve certain risks. For example, a hedge might not actually correlate well to the price movements of the Fund's stock investments and may have unexpected or undesired results, such as a loss or a reduction in gains. The Fund may experience a loss even when it is "fully hedged," if the returns of the stocks held by the Fund fall short of the returns of the securities and financial instruments used to hedge, or if the exercise prices of the Fund's call and put option hedges differ, so that the combined loss on these options during a market advance exceeds the gain on the underlying stock index. When options are owned by the Fund, it is possible that they may lose value over time, even if the securities underlying such options are unchanged. (SEE "Investment Practices and Risks.")

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that the Fund will achieve its investment objective.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

The Fund is newly organized and does not have a performance history for a full calendar year.

FEES AND EXPENSES
================================================================================

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

      Sales Charge (Load) Imposed on Purchases                   None
      Contingent Deferred Sales Charge (Load)                    None
      Sales Charge (Load) Imposed on Reinvested Dividends        None
      Redemption Fee (as a percentage of the amount redeemed)    1.5% (1)(2)
      Exchange Fee                                               None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

      Management Fees                                            1.00%
      Distribution (12b-1) Fees                                  None
      Other Expenses                                             x.xx%(3)
      Acquired Fund Fees and Expenses                            0.04%(4)
                                                                ------
      Total Annual Fund Operating Expenses                       x.xx%
      Contractual Expense Limitation                            (x.xx%)(5)
                                                                ------
      Net Annual Fund Operating Expenses                         2.04%

(1) The redemption fee is imposed only on redemptions of shares WITHIN SIXTY DAYS OF THE DATE OF PURCHASE and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

(2) A wire transfer fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.

(3) Other Expenses are based on estimated expenses for the current fiscal year assuming average daily net assets of $50 million.

(4) Acquired Fund Fees and Expenses include estimated fees and expenses to be incurred indirectly by the Fund during the current fiscal year on investments in other investment companies and pooled investment vehicles.

(5) The investment manager has contractually agreed to defer its fee or absorb or reimburse a portion of the Fund's expenses until at least December 31, 2012 to the extent necessary to limit the Fund's ordinary operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense, and any extraordinary expenses) to an amount not exceeding 2.00% annually of the Fund's average daily net assets. Under the terms of this agreement, the investment manager may recover from the Fund fees it has deferred and expenses previously absorbed or reimbursed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Fund's ordinary operating expenses (excluding Acquired Fund Fees and Expenses, brokerage commissions, taxes, interest expense, and any extraordinary expenses) to exceed the 2.00% limit.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year           3 Years
                           ------           -------
                           $ 207             $ 640

INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS
================================================================================

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

PORTFOLIO MANAGEMENT PROCESS

SECURITY SELECTION

The Fund invests primarily in the equity securities of non-U.S. issuers in major developed foreign countries, although the Fund may invest a portion of assets in securities of issuers in developing or emerging market countries. The investment manager's investment process emphasizes "bottom-up" security selection, focusing on the analysis of a company's "fundamentals" - revenues, earnings, cash-flows, dividends, and assets and liabilities - coupled with an analysis of market action, including price behavior and trading volume. Although the investment manager limits the portion of the Fund's portfolio allocated to investments in any specific country or industry group to reduce investment risks, the investment manager's stock selection process intentionally results in overall portfolio allocation weights to countries and industry groups that differ from what a passive capitalization-based strategy would produce.

The investment manager's stock selection approach generally seeks to identify for investment by the Fund securities which display one or more of the following: (1) favorable valuation, meaning a price which appears reasonable relative to revenues, earnings, cash-flows and dividends expected in the future; and (2) favorable market action as measured by factors such as price behavior and trading volume.

The investment manager believes that the information contained in earnings, balance sheets and annual reports represents only a fraction of what is known about a given stock. The price behavior and trading volume of a stock may reveal additional information about what traders know. For example, positive earnings surprises are generally followed by price strength. More importantly, such surprises are often preceded by price strength. In addition to using fundamental research on earnings and valuation, the investment manager relies on statistical methods to infer as much information as possible from the behavior of individual stock prices.

The focus of this investment approach is to buy securities of quality companies exhibiting attractive valuation, as well as price and volume behavior which conveys favorable information about future prospects of securities.

MARKET CLIMATE

Some risks are more rewarding than others. Rather than exposing the Fund to stock market risk at all times, the investment manager attempts to reduce the risk of major capital loss during conditions that have historically been unfavorable for equities.

In market conditions where average historical returns on international equity securities have been near or below risk-free Treasury bill yields, the Fund's portfolio may be fully hedged. The Fund will typically be fully invested when the investment manager identifies conditions in which stocks have historically been rewarding investments.

The following discussion is intended to explain the general framework used by the investment manager to assess whether market conditions are favorable or unfavorable. It should not be interpreted as an exhaustive account of the market analysis techniques used by the investment manager. The descriptions of market performance during various investment climates are based on historical data. There is no assurance that these historical return/risk profiles will continue to be true in the future.

The investment manager's approach combines "valuation" and "market action" to define investment conditions. Valuation considers the stream of earnings, dividends and cash flows expected in the future to measure the underlying value of stocks and the long-term returns implied by their actual prices. Market action considers the behavior of a wide range of securities and industry groups, in an attempt to assess the economic outlook of investors and their willingness to accept market risk.

Each unique combination of valuation and market action produces a specific "Market Climate" with its own average historical characteristics of expected return and risk. The intent of the Fund is not to "predict" market direction. All of the Market Climates defined by the investment manager may experience short-term returns which are both positive and negative. Rather, the intent of the Fund is to accept those investment risks which are likely to be compensated by high returns, on average, while attempting to systematically avoid those risks which have historically not been compensated.

The investment manager believes that the strongest market returns generally occur when both valuations and market action are favorable. On a historical basis, much of the lowest risk, highest market returns have been associated with these conditions. Accordingly, this is typically a climate in which the Fund will establish an aggressive investment position in a country or geographic region, without employing hedging strategies. Although historical stock market returns in this climate generally have been above the norm, it is possible during any particular period that returns in this climate may nonetheless be negative.

In contrast, the investment manager believes that the most severe market losses generally occur when both valuations and market action are unfavorable. The historical frequency of such negative Market Climates is quite low, occurring about 25% of the time. But when both valuations and market action have been unfavorable, equity securities have historically generated poor returns, on average. Even so, it is possible that returns in this climate may be positive during any particular period. The use of hedging during such a period could lead to a loss or a smaller gain than if the Fund had not hedged.

Hedging may be used to a lesser extent during intermediate Market Climates where either valuation or market action is favorable and the other is unfavorable. When stock valuations have been unfavorably high but market action has been favorable, stocks have historically generated above-average returns. In this climate, the investment manager may partially hedge the Fund's portfolio, but will generally maintain a positive market position overall. While actual returns will vary depending on the specific securities held by the Fund, a "positive market position" means that the Fund's portfolio has been positioned in such a way so as to be expected to benefit from a general advance in the market. When valuations have been favorable but market action has been unfavorable, stocks have historically generated positive but more moderate returns. In this climate, the Fund may be fully or partially hedged, and the investment manager may reduce the extent of its hedges in response to general price declines.

Here are the general characteristics of the basic Market Climates as defined by the investment manager, based on its assessment of historical market data, and the general investing approaches that the investment manager follows in response to those climates:

                                            MARKET ACTION

                              FAVORABLE                    UNFAVORABLE
                      ----------------------------------------------------------
                      Very High Expected Return      Average Expected Return

                      Relatively Low Risk of Loss    Considerable Risk of Loss

         FAVORABLE    Modest Volatility              Very High Volatility
   V
   A                  EMPHASIZE AGGRESSIVE           INCREASE MARKET EXPOSURE
   L                  OPPORTUNITIES FOR CAPITAL      MODERATELY ON DECLINES
   U                  APPRECIATION
   A                  ----------------------------------------------------------
   T                  Above Average Expected Return  Negative Expected Return
   I
   O                  Modest Risk of Loss            Extreme Risk of Loss
   N     UNFAVORABLE
                      Modest Volatility              High Volatility

                      MAINTAIN A GENERALLY           EMPHASIZE PROTECTION
                      POSITIVE MARKET POSITION       OF CAPITAL
                      ----------------------------------------------------------

INVESTMENT PRACTICES AND RISKS

A brief description of the principal investment strategies that the Fund may employ and the principal risks associated with these strategies is provided below. (The Statement of Additional Information ("SAI") contains further details about particular types of investment strategies and hedging techniques that may be utilized by the investment manager, as well as the risks associated with those strategies and techniques.) Because of the types of securities in which the Fund invests and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. The investment manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and by using hedging techniques when considered appropriate. However, adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the models used by the investment manager in determining which securities to purchase and whether to hedge the Fund's portfolio investment will be accurate or appropriate, and there is no assurance that the Fund will achieve its investment objective. When you redeem your Fund shares, they may be worth more or less than what you paid for them.

o STOCK INVESTMENT RISKS. Because the Fund normally invests primarily in common stocks and other equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the foreign stock markets can be volatile, and stock prices can change drastically.

This market risk will affect the Fund's share price, which will fluctuate as the values of the Fund's portfolio securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. In addition, other factors can adversely affect a particular stock's prices (for example, poor management decisions, poor earnings reports by an issuer, loss of major customers, competition, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted.

o FOREIGN INVESTMENT RISKS. Because the Fund invests primarily in the securities of foreign companies and U.S. companies that conduct significant activities or have significant assets outside the U.S., an investment in the Fund involves greater risks than an investment in a mutual fund that invests primarily in the securities of U.S. companies. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days and accounting standards, uncertain tax laws, and higher transaction costs of foreign markets. Investments outside the U.S. may be adversely affected by governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. Trading in foreign securities may take place in various foreign markets on certain days when the Fund is not open for business and does not calculate its share price. As a result, the Fund's share price may be significantly affected on days when shareholders cannot buy or redeem shares of the Fund.

o CURRENCY RISK. Because the Fund holds securities valued in foreign currencies and holds foreign currencies when it purchases and sells foreign securities, changes in exchange rates will impact the value of the Fund's assets. Thus, investments in foreign securities involve currency risk, which is the risk that the values of the foreign securities and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. The Fund may, but is not required to, hedge against currency risk through the use of forward foreign currency contracts which are entered into directly with dealers. A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract. These contracts involve the risk of loss due to the imposition of exchange controls by a foreign government, the delivery failure or default by the other party to the transaction, or the inability of the Fund to close out a position if the trading market becomes illiquid. There can be no assurance that any currency hedging transactions will be successful, and the Fund may suffer losses from these transactions.

o EMERGING MARKET RISK. Although the Fund invests principally in equity securities issued by companies in developed countries, it may also invest in emerging markets in developing countries. Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in developing countries are less developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations, or of instability and upheaval, that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some developing countries.

o MARKET CAPITALIZATION RISK. The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of these companies often have less liquidity than the stocks of larger companies and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile than the stocks of larger companies.

o EXCHANGE TRADED FUNDS. The Fund may invest up to 30% of its net assets in shares of ETFs and similar investment vehicles. ETFs and these similar vehicles differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940 and hold a portfolio of common stocks designed to track the performance of a particular index. Similar investment vehicles that are not investment companies due to their legal structure are similar to ETFs and are designed to track the performance of an index or basket of securities.

Investments in shares of ETFs and similar investments involve risks generally associated with investments in common stocks, including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of held by the Fund, and also involves risks that: (1) an active trading market for shares may not develop or be maintained; (2) trading of shares may be halted if the listing exchange deems such action appropriate; and (3) ETF shares may be delisted from the exchange on which they trade, or activation of "circuit breakers" (which are tied to large decreases in stock prices) may temporarily halt trading.

The investment manager may decide to purchase ETF shares (or shares of similar investment vehicles) for the same reasons it would purchase (and as an alternative to purchasing) individual stocks, futures contracts, or options on futures contracts--to obtain exposure to the stock market, index or a particular segment of the stock market. Depending on the holding period and other factors, the use of ETF shares and options thereon (and similar investments) can be less costly than the use of index options or stock index futures. In addition, these investments can typically be purchased in amounts that are smaller than available from futures contracts and may provide the Fund with the ability to create exposure to markets and market sectors for which there are no suitable or liquid futures contracts or options.

o DERIVATIVE INSTRUMENTS. The Fund may enter into swap agreements, purchase and sell futures contracts on broad-based stock indices (and options on such futures contracts), and may purchase and write put and call options on such indices. The Fund may also purchase and write call and put options on shares of ETFs (and similar investment vehicles). These are all referred to as "derivative" instruments, since their values are based on ("derived from") the values of other securities.

Options and certain other derivatives may be purchased on established exchanges or through privately negotiated over-the-counter ("OTC") transactions. The Fund effects OTC derivatives transactions only with counterparties that the investment manager believes to be creditworthy. However, these transactions involve risks not associated with exchange traded derivatives because there is no exchange on which to close out an open position, no standardization of contracts, no assurance that a counterparty will remain creditworthy or solvent, and no assurance that a market for an OTC derivative will be made or maintained or will be liquid or remain liquid.

Swaps are individually negotiated agreements that can be structured to adjust the Fund's exposure to particular markets, countries, geographic regions or industry sectors. Swap agreements can take many different forms and are known by a variety of names. In a typical swap of the type used by the Fund, the Fund and a counterparty agree to make payments to each other based on changes in the value of a specified stock index in exchange for payments by the Fund of a specified interest rate (typically, a floating rate), applied to a stated or "notional" amount. Because swaps are OTC transactions they are subject to counterparty risk. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also may be considered to be illiquid. (SEE "Investment Practices and Risks - Illiquid Investments.") The Fund's use of swaps generally will be limited to equity swaps through which the Fund seeks to hedge its investment exposure.

A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of a specified index at the beginning and at the end of the contract period. When a futures contract is sold short, the seller earns a positive return if the stock index declines in value, and earns a negative return if the stock index increases in value. The primary use of stock index futures by the Fund will be to hedge the Fund's stock portfolio against potential market declines. The term "hedging" refers to the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment.

A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. The expected use of call options by the Fund will generally be to write call options on stock indices or ETFs (or similar investment vehicles) for the purpose of hedging market risk. The Fund may also purchase put options on stock indices or ETFs for the purpose of hedging market risk.

The Fund adheres to specific limitations on its use of derivatives and other hedging strategies, including short sales of shares of ETFs. The most defensive stance expected to be taken by the Fund will be a "fully hedged" position. Accordingly, even during the most unfavorable market conditions, the notional value of hedging positions through the combination of short futures contracts, short call options and purchased put options, short sales of ETF shares and all other instruments used for hedging is not expected to exceed the aggregate value of the equity securities owned by the Fund.

Derivative instruments can be volatile. The use of such instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment manager uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund's return. The Fund could also experience losses if the indices underlying its positions in derivatives are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for an instrument or position is or becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the underlying security.

Under its investment policies, the Fund is authorized to use other types of derivative instruments, which are described in the SAI, in connection with its investment program. However, the Fund does not intend to use any of these instruments during the coming year.

o ILLIQUID INVESTMENTS. Although the Fund invests primarily in liquid, publicly traded securities, OTC instruments used by the Fund for hedging purposes (such as OTC swaps and options) may not have an active trading market or may be illiquid. Because of the absence of a trading market for illiquid investments, the Fund may not be able to sell such investments at prices approximating those at which the Fund values them or at the times it desires to do so. This may adversely affect the Fund's net asset value. Illiquid securities may trade at a discount from comparable liquid investments and may be subject to wide fluctuations in value. The Fund will not invest more than 15% of the value of its net assets in securities and other investments that are illiquid.

o TEMPORARY AND DEFENSIVE INVESTMENTS. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments and shares of money market mutual funds, or it may hold cash. The Fund will not be pursuing its normal policy of investing at least 80% of its assets in the securities of non-U.S. issuers in these circumstances. The Fund may also hold these investments for liquidity purposes.

o PORTFOLIO TURNOVER. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the investment manager believes that the sale is in the best interest of the Fund (for example, if the investment manager believes an alternative investment has greater growth potential). Short-term trading will increase the Fund's portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses, which would reduce the Fund's investment performance. In addition, a high level of short-term trading may increase the amount of taxable income recognized by shareholders, and may reduce the after-tax returns of the shareholders, and, in particular, may generate short-term capital gains, which are taxed at ordinary income tax rates.

FUND MANAGEMENT
================================================================================

THE INVESTMENT ADVISER

Hussman Econometrics Advisors, Inc. ("Hussman Econometrics"), 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042, serves as the investment adviser to the Fund. Hussman Econometrics is a registered investment adviser that manages approximately $6 billion in assets as of the date of this Prospectus.

John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman Econometrics since its inception in March 1989. Dr. Hussman also serves as the President of Hussman Investment Trust and portfolio manager of the Fund. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics.

William J. Hester, CFA, is a Senior Research Analyst at Hussman Econometrics and is the co-portfolio manager of the Fund. He joined Hussman Econometrics in 2003, and has over 18 years of experience in financial analysis and investment research. He holds a B.S. in Economics from Rider University and is a Chartered Financial Analyst.

The portfolio manager and co-portfolio manager collaborate in research, market analysis and security selection for the Fund. Dr. Hussman is responsible for day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment program. The Fund's Statement of Additional Information contains further details about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares. Although Dr. Hussman is not the sole portfolio manager of the Fund, his knowledge and expertise regarding the investment and hedging strategies used by the Fund may be critical to the Fund's ability to pursue its investment program. For this reason, in the event that Dr. Hussman becomes unable to manage the Fund's investment portfolio, the Board of Trustees of the Fund would take such action as it deems to be in the best interest of the Fund's shareholders, which could include an orderly liquidation of the Fund and return of capital to shareholders.

In consideration of services provided by Hussman Econometrics, the Fund pays Hussman Econometrics an investment advisory fee, which is paid monthly and computed at the annual rate of 1.00% of the first $1 billion of average daily net assets of the Fund, 0.95% of the next $2 billion of such assets, and 0.90% of such assets over $3 billion, less any fee reductions. The investment advisory fee paid by the Fund is higher than those paid by most other mutual funds.

Hussman Econometrics has agreed, until at least December 31, 2012, to reduce its investment advisory fees and to absorb Fund expenses to the extent necessary to limit the Fund's annual ordinary operating expenses (excluding the fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles) to 2.00% of the Fund's average daily net assets. Any such fee reductions by Hussman Econometrics through December 31, 2012 or thereafter, or payments by Hussman Econometrics of expenses which are the Fund's obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund's annual ordinary operating expenses (excluding the fees and expenses incurred by the Fund on its investments in other investment companies and pooled investment vehicles) to exceed the 2.00% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment.

A discussion regarding the basis for approval by the Board of Trustees of the Fund's investment advisory agreement with Hussman Econometrics will be available in the Fund's semi-annual report for the period ending December 31, 2009.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include
(i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv)
regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The Statement of Additional Information has more detailed information about Hussman Econometrics and other service providers to the Fund.

HOW THE FUND VALUES ITS SHARES
================================================================================

The net asset value ("NAV") of the Fund's shares is calculated as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. To the extent that the Fund's foreign securities are traded in other markets on days when the Fund does not calculate its NAV, the value of the Fund's assets may be affected on days when shares of the Fund cannot be purchased or sold. In addition, trading in some of the Fund's foreign securities may not occur on days when the Fund is open for business. Because the values of foreign securities may be materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such securities are traded, portfolio securities of the Fund may be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. Valuing portfolio securities at fair value involves reliance on judgment and a security's fair value may differ depending on the method used for determining value. As a result, the values of securities used in calculating the Fund's NAV may differ from quoted or published prices for the same securities. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Your order to purchase or redeem shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Redemptions of Fund shares may be subject to a redemption fee (see "How to Redeem Shares" for details).

HOW TO BUY SHARES
================================================================================

The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund's NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary.

The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Fund is $1,000, except for an IRA or a gift to minors, for which the minimum initial investment is $500. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts and direct deposit accounts.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

BY MAIL.  To open a new account by mail:

o     Complete and sign the account application.
o     Enclose a check  payable to the  Hussman  Strategic  International  Equity
      Fund.
o Mail the application and the check to the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent"), at the following address:

            Hussman Strategic International Equity Fund
            c/o Ultimus Fund Solutions, LLC
            P.O. Box 46707
            Cincinnati, Ohio 45246-0707

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, cashier's checks under $10,000, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Transfer Agent receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you authorize the Transfer Agent to present an image copy of your check for payment.

BY WIRE. To open a new account by wire, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application by telecopy or mail, which must be completed, signed and telecopied or mailed to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

      US Bank, N.A.
      ABA # 042000013
      Attention: Hussman Strategic International Equity Fund
      Credit Account # 821663168
      Account Name _________________
      For Account # _________________

An order is considered received when US Bank, N.A., the Fund's custodian, receives payment by wire. However, the completed account application must be mailed to the Transfer Agent on the same day the wire payment is made. See "Opening an Account - By Mail" above. Your financial institution may charge a fee for wiring funds.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Fund may be purchased through certain brokerage firms or financial institutions that are authorized to accept purchase orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA or gift to minors account, which must be in amounts of at least $50. Additional purchases may be made:

o By sending a check, made payable to the Hussman Strategic International Equity Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.
o By wire to the Fund account as described under "Opening an Account - By Wire." Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.
o     Through your brokerage firm or other financial institution.
o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.

BY AUTOMATED CLEARING HOUSE (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for preparation before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.

ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Fund based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which Hussman Econometrics may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund's NAV.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o     Name;

o     Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o     Social  security  number,   taxpayer   identification   number,  or  other
      identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading ("market-timing") vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund's ability to maximize investment return. These risks can have an adverse affect on the Fund's performance. It is believed that the frequently hedged investment stance of the Fund and the infrequency of "stale" prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders. The Trust believes that the existing redemption fee generally offsets the expense of short-term trading to the Fund.

The Trust discourages frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund's policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Board of Trustees has adopted a 1.5% redemption fee that applies to redemptions or exchanges of shares of the Fund within 60 days of purchase. The Trust also reserves the right to reject any purchase order or exchange request that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

The Trust relies on intermediaries to help monitor and enforce its market timing policies. For example, intermediaries must determine when a redemption or exchange of shares occurs within 60 days of their purchase. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.

HOW TO EXCHANGE SHARES
================================================================================

Shares of the Fund and shares of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund may be exchanged for each other. Before making an exchange into Hussman Strategic Growth Fund or Hussman Strategic Total Return Fund, you should obtain and read the prospectus for that fund. No transaction fees are charged for exchanges; however, your exchange may be subject to a redemption fee if the shares being exchanged have been purchased within the past 60 days (see "How to Redeem Shares"). You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

o     Your name and telephone number
o     The exact name of your account and account number
o     Taxpayer identification number (usually your Social Security number)
o     Dollar value or number of shares to be exchanged
o     The name of the fund from which the exchange is to be made
o     The name of the fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

HOW TO REDEEM SHARES
================================================================================

Shares of the Fund may be redeemed on any day on which the Fund computes its net asset value. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

BY MAIL. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

SIGNATURES. If you request a redemption of shares having a value of more than $25,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

BY TELEPHONE. You may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-800-HUSSMAN. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders are charged a fee of $15 by the Fund's custodian for outgoing wires.

Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

The Trust normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

REDEMPTION FEE

A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 60 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee is also waived for required distributions from IRA accounts due to the shareholder reaching age 70 1/2, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation in connection with these waivers.

MINIMUM ACCOUNT BALANCE

Due to the cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $1,000 ($500 for IRA accounts or gifts to minors accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund's NAV per share. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund's shares that could adversely impact the Fund operations. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed. When you convert these securities to obtain cash, you will pay brokerage charges.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund's distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are generally taxed as ordinary income or loss. If the Fund pays non-refundable taxes to foreign governments during the year, these taxes will reduce the Fund's net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the Fund.

The Fund's transactions in options, futures contracts and ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified in January each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone's tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER YOUR ACCOUNT.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about you or former customers to anyone, except as permitted to serve your account or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Hussman Investment Trust (the "Trust"), Hussman Econometrics Advisors, Inc., the Trust's investment adviser, and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION, PLEASE CALL 1-800-HUSSMAN (1-800-487-7626) TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

                               INVESTMENT ADVISER
                       Hussman Econometrics Advisors, Inc.
                             5136 Dorsey Hall Drive
                          Ellicott City, Maryland 21042

                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)

                          ADMINISTRATOR/TRANSFER AGENT
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

                                    CUSTODIAN
                                  US Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                                [to be inserted]

                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

                              [LOGO]  Hussman
                                        Funds

                              FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

      o     ANNUAL AND SEMI-ANNUAL REPORTS
            The Fund publishes annual and semi-annual reports to shareholders that contain detailed information on the Fund's investments. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's first annual report will be available within 60 days following its fiscal year ending June 30, 2010.

      o     STATEMENT OF ADDITIONAL INFORMATION ("SAI")
            The SAI provides additional information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

The Fund makes available the SAI and annual and semi-annual reports, free of charge, on the Fund's website (www.hussmanfunds.com). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

                         1-800-HUSSMAN (1-800-487-7626)

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102, or by sending your request electronically to the following e-mail address: publicinfo@sec.gov.

                              www.hussmanfunds.com

                                 [LOGO OMITTED]

                    Investment Company Act File No. 811-09911

                   HUSSMAN STRATEGIC INTERNATIONAL EQUITY FUND

                           An Investment Portfolio of

                            HUSSMAN INVESTMENT TRUST

                       Statement of Additional Information

                                September 8, 2009

      This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Hussman Strategic International Equity Fund dated September 8, 2009, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge, upon request, by writing Hussman Investment Trust at 225
Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-HUSSMAN (1-800-487-7626).

                                TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS..............................2

CALCULATION OF NET ASSET VALUE................................................14

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................15

SPECIAL SHAREHOLDER SERVICES..................................................16

MANAGEMENT OF THE TRUST.......................................................17

INVESTMENT ADVISER............................................................20

PORTFOLIO TRANSACTIONS........................................................21

OTHER SERVICE PROVIDERS.......................................................22

GENERAL INFORMATION...........................................................25

ADDITIONAL TAX INFORMATION....................................................28

PERFORMANCE INFORMATION.......................................................32

APPENDIX A (PROXY VOTING POLICIES AND PROCEDURES).............................35

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

      Hussman Investment Trust (the "Trust") is an open-end management investment company which currently offers three diversified investment portfolios, Hussman Strategic International Equity Fund, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund. This Statement of Additional Information applies only to Hussman Strategic International Equity Fund (the "Fund"). For information on Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund, please call 1-800-487-7626. The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

                              INVESTMENT OBJECTIVE

      The Fund seeks to achieve long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

                ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS,
                              STRATEGIES AND RISKS

      Information contained in this Statement of Additional Information expands upon information contained in the Fund's Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

FOREIGN SECURITIES

      The Fund invests primarily in foreign securities, including those traded domestically as American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Investments in foreign securities present special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Certain countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.

      The Fund may invest a portion of its assets in emerging markets. An "emerging market" is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Investing in emerging markets involves exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other developed countries. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund's net asset value to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

FOREIGN CURRENCY TRANSACTIONS

      As discussed in the Prospectus, investments in foreign securities involve currency risk. The Fund may engage in various transactions to hedge currency risk, but is not required to do so. The instruments the Fund may use for this purpose include forward foreign currency contracts, foreign currency futures contracts and options on foreign currencies.

      A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract. These contracts are entered into directly between currency traders and their customers. The Fund may use these contracts to purchase or sell a foreign currency for the purpose of locking in the U.S. dollar price of foreign securities the Fund has agreed to purchase or the amount in U.S. dollars that the Fund will receive when it has sold foreign securities.

      Currency futures contracts are similar to forward currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. The Fund may purchase or sell foreign currency futures contracts to protect against fluctuations in the U.S. dollar values of foreign securities. For example, the Fund may sell a futures contract on a foreign currency when it holds securities denominated in that currency and it anticipates a decline in the value of that currency relative to the U.S. dollar. If such a decline were to occur, the resulting adverse effect on the value of the foreign-denominated securities may be offset, in whole or in part, by gains on the futures contract.

      Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike rate) on or before the option matures. Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or through privately negotiated over-the-counter transactions. Over-the-counter options present a greater possibility of loss than exchange-traded options because of their greater illiquidity and credit risks.

      The use of foreign currency transactions involves risks, including the risk of imperfect correlation between movements in futures or options prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions also depends on the ability of the investment manager to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the investment manager's judgment will be accurate. The use of foreign currency transactions also exposes the Fund to the general risks of investing in futures and options contracts, including: the risk of an illiquid market and the risk of adverse regulatory actions. Any of these factors may cause the Fund to lose money on its foreign currency transactions. The Fund generally does not hedge currency risks, and generally will do so, if at all, only in connection with settlements of its purchases or sales of foreign securities.

DERIVATIVE INSTRUMENTS

      As discussed in the Prospectus, the Fund may engage in transactions in derivative instruments, including, but not limited to, options, futures and swaps. The specific transactions in which the Fund may engage are noted and described in the Prospectus. The discussion below provides additional information regarding the use of certain derivative instruments.

      REGULATORY  MATTERS.   The  Fund  will  comply  with  and  adhere  to  all
limitations on the manner and extent to which it effects transactions in derivative instruments (including foreign currency transactions) imposed by the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") applicable to the issuance of senior securities. Additionally, the Fund will claim an exclusion from the definition of the term "commodity pool operator" pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"). Therefore, the Fund will not be subject to regulation or registration as a commodity pool operator under the CEA.

      FUTURES AND OPTIONS TRANSACTIONS. The Fund may use futures and options contracts for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund's portfolio securities. To the extent that there is a correlation between the Fund's portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit the Fund to retain its securities positions.

      The Fund may purchase calls on individual stocks and stock indices in order to establish investment exposure to the underlying securities. Alternatively, the Fund may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline. The Fund may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

      By purchasing a put option on an individual stock, the Fund could hedge the risk of a devaluation of that individual stock. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

      By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, the Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

      The Fund may engage in the writing (selling) of covered call options with respect to the securities in the Fund's portfolio to supplement the Fund's income and enhance total returns. The Fund may write (sell) listed or over-the-counter call options on individual securities held by the Fund, on baskets of such securities or on the Fund's portfolio as a whole. The Fund will write only covered call options, that is, the Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option. A written option may also be considered to be covered if the Fund owns an option that entirely or partially offsets its obligations under the written option. Index options will be considered covered if the Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by the Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. The Fund may terminate its obligations under a call option by purchasing an option identical to the one written. Writing covered call options provides the Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. Writing covered call options may reduce the Fund's returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.

      STOCK INDEX FUTURES CHARACTERISTICS. Currently, stock index futures contracts can be purchased or sold with respect to several different stock
indices,   each  based  on  a  different  measure  of  market   performance.   A
determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

      Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities currently ranging from approximately 10% to 15% of the contract amount. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund's position less valuable. In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

      Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

      USE OF OTHER DERIVATIVE INSTRUMENTS. The Fund may also use other derivatives in seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. These derivatives may include (but are not limited to) swaps and structured notes.

      Swaps are individually negotiated agreements that can be structured to increase or reduce exposure to particular types of investments, markets or market factors. Typically, swaps are contracts under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or "notional," amount. The Fund's use of swaps generally will be limited to equity swaps through which the Fund seeks to hedge its exposure to investments in particular foreign markets or geographic regions. These agreements involve payments by the Fund of a floating interest rate on a notional amount in exchange for receipt by the Fund of payments based on the changes in the value of a specified securities index or a specified basket of securities of the same notional amount. To the extent that the investment manager does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap, such as dividends on common stock, may also be sensitive to changes in interest rates.

      Structured notes are specially designed debt investments whose principal payments or interest payments are linked to the value of an underlying asset, such as a security, currency or index. Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable to the Fund on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these investments may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

      RISKS OF DERIVATIVE INSTRUMENTS GENERALLY. The purchase and sale of derivative instruments, including, options, swaps, futures contracts and other derivative transactions, involve risks different from those involved with direct investments in securities and also require different skills from the investment manager in managing the Fund's portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the investment manager is not successful in employing such instruments in managing the Fund's investments or in predicting market changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options, futures or other instruments used. It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. Moreover, to the extent that a counterparty to a derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could experience losses, including the possibility of not obtaining a recovery of its investment or obtaining only a limited or delayed recovery. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its investment performance. Finally, the successful execution of currency hedging strategies using derivative instruments is uncertain given the difficulty in accurately projecting movements in foreign currency markets.

      RISKS OF OPTIONS ON STOCK INDICES. As discussed above, the purchase and sale of options on stock indices is subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy of the Fund to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

      The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts.

      RISKS OF OVER-THE-COUNTER ("OTC") OPTIONS AND OTHER OTC DERIVATIVES. Options and other derivative instruments purchased and sold through private OTC transactions do not include many of the protections afforded to exchange participants. In addition, the existence of a liquid trading market for OTC derivatives will depend on whether there are dealers that make a market in such products, and there may not be a market for certain types of OTC derivatives. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. Additionally, whereas exchange-traded options generally are guaranteed by the clearing agency which is the issuer or counterparty to such options, no clearing agency guarantees OTC transactions. Accordingly, each party to an OTC transaction bears the risk that the counterparty will default.

      LIMITATIONS ON USE OF DERIVATIVES. The total notional value of all of the Fund's positions in futures, options and other instruments used for hedging is not expected to exceed the value of stocks owned by the Fund, so that the most defensive position expected by the Fund will be a "fully hedged" position in which long and short exposures are of equal size. In computing the "notional value" of option hedges, the combination of a long put position and a short call option is counted as a single option position. The notional value of such a position is generally equal to

100 (depending on the contract specifications) times the value of the underlying stock index, provided that no more than one of the options is "in the money" at the time the position is initiated. Similarly, option spread and other "covered" combinations (for example, a short put option combined with a long put option) are also netted as single positions for the purposes of calculating notional value. Other offsetting positions in derivatives may similarly be netted and treated as a single position.

BORROWING MONEY

      The Fund does not intend to borrow money for the purpose of purchasing securities ("leverage"), but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that the Fund will not purchase any additional investments, except for bona fide hedging purposes, while such borrowings are outstanding. Borrowing involves the creation of a liability that requires the Fund to pay interest.

      The risks of borrowing include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund's investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

EXCHANGE TRADED FUNDS AND OTHER SIMILAR INSTRUMENTS

      Shares of exchange traded funds ("ETFs") and other similar instruments may be purchased by the Fund. These investments may be used for hedging purposes or to seek to increase total return. Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index or index segment. Similar instruments, issued by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or a basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

      Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and

(4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value. The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. A short sale involves the sale of shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of the shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited, because there is no limit on the possible increase in market price of the securities sold short. Typically, if the Fund effects short sales of ETFs it will offset short positions with long positions to limit the potential loss in the event of an increase in market price of the ETFs sold short.

      Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The investment manager will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities in various securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the American Stock Exchange ("AMEX"). The market prices of ETFs are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF's shares on the AMEX. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund's shares could also be adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

      The Fund will limit its aggregate investments in ETFs and other similar instruments (i.e., its long positions in ETFs and similar instruments). The Fund will not invest in an ETF (or similar instrument) or enter into a transaction in a stock index option if, as a result of such purchase or transaction, the aggregate "long" exposure relating to these investment positions would exceed 30% of the Fund's net assets. If, as a result of market movements, these investment positions represent more than 30% of the value of the Fund's net assets, the investment manager will reduce the Fund's positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund's net assets.

      Limitations of the 1940 Act, which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund's ability to purchase shares of certain ETFs. The Fund does not purchase shares of "managed" ETFs.

MONEY MARKET MUTUAL FUNDS

      For liquidity purposes, the Fund may invest a portion of its assets in the shares of money market mutual funds. The Fund will incur additional expenses due to the duplication of fees and other costs to the extent it invests in shares of money market mutual funds.

COMMERCIAL PAPER

      Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Fund may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization ("NRSRO"). In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories.

ILLIQUID SECURITIES

      The Fund typically does not purchase illiquid securities. However, certain derivative instruments used by the Fund may be illiquid. To the extent that the Fund holds illiquid securities or other investments, it will not purchase such an investment if, as a result, illiquid securities and other illiquid investments would constitute more than 15% of the Fund's net assets. Illiquid securities and investments generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter derivatives and assets used to cover over-the-counter derivatives, and (iii) repurchase agreements that mature in more than seven days.

      Because of the absence of a trading market, the Fund may not be able to sell illiquid securities and other illiquid investments at the times it desires to do so or at prices which are favorable. The sale price of illiquid investments may be lower or higher than the value of those investments as determined by the Fund. Generally, less public information is available about the issuers of whose securities are not publicly traded than about issuers whose securities are publicly traded. The investment manager will monitor the liquidity of the Fund's investments in illiquid securities and other illiquid investments. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust's Board of Trustees.

REPURCHASE AGREEMENTS

      The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve System or a registered broker-dealer which the investment manager deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund's custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

      In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the investment manager has determined are creditworthy under guidelines established by the Trustees.

      At such time as the Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

INVESTMENT RESTRICTIONS

      The Fund's investment objective may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. When used in this Statement of Additional Information and the Prospectus, a "majority" of the Fund's outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

      The Fund may not:

      1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

      2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

      3. Borrow money in an amount exceeding 33-1/3% of the value of its total assets or issue senior securities, except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

      4. Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

      5. Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

      6. Purchase securities of companies for the purpose of exercising control.

      7. Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

      8. Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and may purchase and sell foreign currency and foreign currency options and futures and may enter into forward foreign currency contracts and swaps.

      Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund's investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

PORTFOLIO TURNOVER

      The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders. The investment manager does not anticipate that the Fund's annual portfolio turnover rate will exceed 200%.

                         CALCULATION OF NET ASSET VALUE

      The net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      For purposes of computing the net asset value of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other securities exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, in the case of securities of U.S. issuers, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded, subject to possible adjustment as described in the next paragraph. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sales price, if available, otherwise at the mean of the closing bid and ask prices. Options traded on a U.S. securities exchange are valued at a price between the closing bid and ask prices determined to most closely reflect market value as of the time of computation of net asset value. Options not traded on a U.S. securities exchange, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees of the Trust. Options will similarly be valued at their fair value determined as of the close of the NYSE if significant announcements or events affecting the market value of the options occur subsequent to the NYSE close but prior to the close of options trading. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

      Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its net asset value. In addition, certain foreign securities in which the Fund invests may be listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its net asset value. In that event, the value of the Fund's holdings may change on days when shareholders will not be able to purchase or sell the Fund's shares. The Board of Trustees has authorized the Fund to retain a pricing service to determine the fair value of its foreign portfolio securities when the value of such securities has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (E.G., natural disaster, economic or political developments, interest rate change); issuer specific (E.G., earnings report, merger-announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security's local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. Determining the fair value of portfolio securities involves reliance on judgment and a security's fair value may differ depending on the method used for determining value. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's net asset value. Because of the inherent uncertainty in fair valuations and the various factors considered in determining fair value, there can be significant deviations between a fair value at which a portfolio security is being carried and the price at which it is purchased or sold. Moreover, to the extent the Fund has significant holdings of foreign portfolio securities, fair valuation may be used more frequently than for other funds.

      The value of non-dollar denominated portfolio securities held by the Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values based on exchange rates supplied by a quotation service. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

      The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

      The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the

Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

                          SPECIAL SHAREHOLDER SERVICES

      As noted in the Prospectus, the Fund offers the following shareholder services:

      REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

      AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

      AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly or annual payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, quarterly or annually as specified). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

      Instructions for establishing this service are available by calling the Fund at 1-800-HUSSMAN. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated by the Fund at any time upon thirty days' written notice. A shareholder may terminate participation in an Automatic Withdrawal Plan by giving written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-HUSSMAN, or by writing to:

                   Hussman Strategic International Equity Fund
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

      TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

                             MANAGEMENT OF THE TRUST

      Overall responsibility for management of the Trust rests with its Trustees, who are elected by the Trust's shareholders. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

      The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not "interested persons," as defined by the 1940 Act, of the Trust (the "Independent Trustees"). The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

      The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                                       Number of
                                                                                                                      Portfolios
                                                                                                                        in Fund
                                                                              Principal Occupation(s) During Past     Complex***
                                           Length of       Position(s) Held   5 Years and Directorships of Public     Overseen by
Name, Address and Age                     Time Served         with Trust                  Companies**                   Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE:

*John P. Hussman, Ph.D. (age 46)       Since July 2000         President      Chairman, President and                      3
5136 Dorsey Hall Drive                                        and Trustee     Treasurer of Hussman Econometrics
Ellicott City, Maryland 21042                                                 Advisors, Inc.

INDEPENDENT TRUSTEES:

David C. Anderson (age 58)             Since July 2000          Trustee       Network Administrator for Hephzibah          3
916 North Oak Park Avenue                                                     Children's Association (child
Oak Park, Illinois 60302                                                      welfare organization)

Nelson F. Freeburg, Jr. (age 57)       Since July 2000          Trustee       President and Owner of Formula               3
9320 Grove Park Cove                                                          Research, Inc. (financial
Germantown, Tennessee 38139                                                   newsletter publisher); owner of
                                                                              Chicksaw Land & Investment Company

William H. Vanover (age 62)            Since July 2000          Trustee       Investment Officer for Planning              3
838 Long Lake Road, Suite 100                                                 Alternatives, Ltd. (registered
Bloomfield Hills, Michigan 48302                                              investment adviser)

EXECUTIVE OFFICERS:

Robert G. Dorsey (age 52)              Since July 2000      Vice President    Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450                                                 Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                        Distributors, LLC

Mark J. Seger (age 47)                 Since July 2000         Treasurer      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450                                                 Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                        Distributors, LLC

John F. Splain (age 52)                Since July 2000        Secretary /     Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450                              Chief Compliance   Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                          Officer       Distributors, LLC

* John P. Hussman, Ph.D. as an affiliated person of Hussman Econometrics Advisors, Inc. (the "Adviser"), is an "interested person," within the meaning of Section 2(a)(19) of the 1940 Act, of the Trust.

**    None of the Trustees are directors of public companies.

*** The Fund Complex consists of the Fund, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund.

      BOARD COMMITTEES. The Trustees have established a Nominating Committee, which is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve as Independent Trustees. The Trustees have also established an Audit Committee, the principal functions of which are: the appointment, retention and oversight of the Trust's independent auditors; (ii) to meet separately with the independent auditors and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they deem appropriate. Messrs. Anderson, Freeburg and Vanover are the members of the Nominating Committee and the Audit Committee. The Audit Committee held four meetings during the fiscal year ended June 30, 2008. The Nominating Committee did not meet during such fiscal year. The Nominating Committee does not currently consider nominees recommended by shareholders of the Fund.

      TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2008.

                                                        Aggregate Dollar
                                Dollar Range of      Range of Shares of All
                               Fund Shares Owned     Funds in Fund Complex
      Name of Trustee             by Trustee          Overseen by Trustee
      ----------------------------------------------------------------------
      John P. Hussman, Ph.D.         None                 Over $100,000
      INDEPENDENT TRUSTEES:
      David C. Anderson              None                 Over $100,000
      Nelson F. Freeburg, Jr.        None               $50,001--$100,000
      William H. Vanover             None                 Over $100,000

      TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor receives any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is not an affiliated person of the Adviser receives from the Trust an annual retainer of $20,000, payable quarterly; a fee of $3,000 for attendance at each meeting of the Board of Trustees (except that such fee is $10,000 with respect to the annual meeting of the Board); and a fee of $1,500 for attendance at each meeting of any committee of the Board; plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended June 30, 2008 to each of the Trustees:

                                                                                          Total
                                                                                       Compensation
                            Aggregate          Pension or       Estimated Annual      From Fund and
                           Compensation   Retirement Benefits    Benefits Upon      Fund Complex Paid
Trustee                     From Fund           Accrued            Retirement         to Trustees**
-----------------------------------------------------------------------------------------------------
John P. Hussman, Ph.D.*        None               None                None                 None

David C. Anderson              None               None                None               $ 63,000

Nelson F. Freeburg, Jr.        None               None                None               $ 63,000

William H. Vanover             None               None                None               $ 63,000

*     Interested person of the Trust as defined by the 1940 Act.
** The Trust is comprised of three Funds, including the Fund, which constitutes the "Fund Complex." Total compensation for service to the Fund and Fund Complex represents the aggregate compensation paid by Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund, the other series of the Trust.

                               INVESTMENT ADVISER

      Hussman Econometrics Advisors, Inc. (the "Adviser"), 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042, serves as investment adviser to the Fund under an investment advisory agreement dated as of March 31, 2009 (the "Advisory Agreement"). The Adviser, founded in March 1989, is a registered investment adviser that manages approximately $5.9 billion in assets as of June 15, 2009. Subject to the Fund's investment objectives and policies approved by the Trustees of the Trust, the Adviser manages the Fund's portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund's investment program.

      For these services, the Fund pays the Adviser a monthly fee computed at the annual rate of 1.00% of the first $1 billion of average daily net assets of the Fund, 0.95% of the next $2 billion of such assets, and 0.90% of such assets over $3 billion, less any fee reductions.

      The Adviser has contractually agreed to reduce its advisory fees or to absorb the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 2.00% annually of its average daily net assets. This Expense Limitation Agreement remains in effect until at least December 31, 2012. Any fee reductions or expense reimbursements by the Adviser, either before or after December 31, 2012, are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.

      Unless sooner terminated, the Advisory Agreement shall continue in effect until July 20, 2011, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

      The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

PORTFOLIO MANAGERS

      The Fund's portfolio manager is John P. Hussman, Ph.D. Dr. Hussman is the President and sole shareholder of the Adviser. William J. Hester, CFA is a Senior Research Analyst at the Adviser and is the co-portfolio manager of the Fund.

OTHER ACCOUNTS MANAGED (AS OF DECEMBER 31, 2008)

      Dr. Hussman is also responsible for the day-to-day management of Hussman Strategic Growth Fund (the "Growth Fund") and Hussman Strategic Total Return Fund (the "Total Return Fund"), two other series of the Trust. The Fund, the Growth Fund and the Total Return Fund are the Adviser's only investment advisory clients.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of       Total Assets
                                                                                                        Accounts        of Accounts
                                                                  Total Number                        Managed with     Managed with
                                                                    of Other        Total Assets      Advisory Fee     Advisory Fee
          Name of                                                   Accounts          of Other          Based on         Based on
     Portfolio Manager                  Type of Accounts             Managed      Accounts Managed    Performance       Performance
-----------------------------------------------------------------------------------------------------------------------------------
John P. Hussman, Ph.D.        Registered Investment Companies:          2          $3,955,875,425          0                $ 0
                              Other Pooled Investment Vehicles:         0               $ 0                0                $ 0
                              Other Accounts:                           0               $ 0                0                $ 0
-----------------------------------------------------------------------------------------------------------------------------------
William J. Hester, CFA        Registered Investment Companies:          0               $ 0                0                $ 0
                              Other Pooled Investment Vehicles:         0               $ 0                0                $ 0
                              Other Accounts:                           0               $ 0                0                $ 0
-----------------------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

      The Adviser does not believe that any material conflicts of interest exist as a result of Dr. Hussman managing, in addition to the Fund, the Growth Fund and the Total Return Fund.

COMPENSATION

      Compensation of Dr. Hussman includes a fixed salary paid by the Adviser plus the profits of the Adviser. The profitability of the Adviser is primarily dependent upon the value of the Fund's assets, as well as the assets of the Growth Fund and the Total Return Fund. However, compensation is not directly based upon the Fund's performance or on the value of the Fund's assets.

      Compensation of Mr. Hester consists of a fixed salary plus a bonus from the Adviser, as determined by Dr. Hussman in his sole discretion.

OWNERSHIP OF FUND SHARES

      Because the Fund has not commenced operations as of the date of this Statement of Additional Information, neither Dr. Hussman nor Mr. Hester own any shares of the Fund.

                             PORTFOLIO TRANSACTIONS

      Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund's investment objective, policies and restrictions, the securities to be purchased and sold by the Fund and the brokers used to execute the Fund's portfolio transactions.

      Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

      Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to the Fund. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

      While the Adviser  generally seeks competitive  commissions,  the Fund may
not  necessarily  pay  the  lowest   commission   available  on  each  brokerage
transaction for the reasons discussed above.

      Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.

                             OTHER SERVICE PROVIDERS

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

      Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the "Service Agreements").

      As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

      -- prepares and assembles reports required to be sent to the Fund's shareholders and arranges for the printing and dissemination of such reports;

      -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

      -- arranges for the dissemination to shareholders of the Fund's proxy materials and oversees the tabulation of proxies;

      -- determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund's Custodian with such information as is required for them to effect the payment of dividends and distributions;

      -- oversees the preparation and filing of the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

      -- monitors compliance of the Fund's operation with the 1940 Act and with its investment policies and limitations; and

      -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

      As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

      As Transfer Agent, Ultimus performs the following services in connection with the Fund's shareholders: maintains records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the

Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

      Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Fund up to $500 million; 0.05% of such assets between $500 million and $2 billion; 0.04% of such assets between $2 billion and $3 billion; and 0.03% of such assets over $3 billion; subject, however, to a minimum fee of $2,000 per month. The fee payable by the Fund to Ultimus as Fund Accountant is $3,500 per month plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $12 - $22 per shareholder account depending on the nature of the account, subject to a minimum fee of $1,500 per month.

      Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 20, 2010. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

      The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

PRINCIPAL UNDERWRITER

      Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

CUSTODIAN

      U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Trust pursuant to a custody agreement. Its responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Trust has selected _________________, [address], to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Fund for its fiscal year ending June 30, 2010.

LEGAL COUNSEL

      The Trust has retained Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, to serve as U.S. counsel for the Trust and U.S. counsel to the Independent Trustees.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

      The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

      Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of shares of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless the interests of each series or class in the matter are substantially identical or the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. The Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of all series and classes of shares of the Trust voting together as a single class.

TRUSTEE LIABILITY

      The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

CODE OF ETHICS

      The Trust, the Adviser and the Distributor have each adopted a code of ethics. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. Each of these parties monitors compliance with its code of ethics.

PROXY VOTING POLICIES AND PROCEDURES

      The Trust and the Adviser have adopted proxy voting policies and procedures that describe how the Fund intends to vote proxies relating to portfolio securities. These policies and procedures are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-800-443-4249, or on the SEC's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

      The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. The Trust's Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees' misuse of material non-public information; and the adoption by the Trust of a code of ethics for officers that requires the Chief Compliance Officer and all other officers of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted by the Trust's policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

o Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is at least 30 days old.

o Information regarding the general market exposure of the Fund (such as the average duration of bond holdings and the extent to which the Fund is hedged) may be disclosed, provided that such information is also disclosed on the Trust's website and the information does not identify specific Portfolio Securities.

o Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

o The Trust's Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities of the Fund that is made on the same basis to all shareholders of the Fund.

o The Fund's policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust's administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

--------------------------------------------------------------------------------------------------
                                   TYPICAL FREQUENCY OF ACCESS TO
    TYPE OF SERVICE PROVIDER            PORTFOLIO INFORMATION             RESTRICTIONS ON USE
--------------------------------------------------------------------------------------------------
Adviser                           Daily                              Contractual and Ethical
--------------------------------------------------------------------------------------------------
Administrator and Distributor     Daily                              Contractual and Ethical
--------------------------------------------------------------------------------------------------
Custodian                         Daily                              Contractual and Ethical
--------------------------------------------------------------------------------------------------
Auditor                           During annual audit                Ethical
--------------------------------------------------------------------------------------------------
Legal counsel                     Regulatory filings, board          Ethical
                                  meetings, and if a legal issue
                                  regarding the portfolio requires
                                  counsel's review
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Printers                          Twice a year - printing of         No formal restrictions in
                                  semi-annual and annual reports     place - printer would not
                                                                     receive portfolio information
                                                                     until at least 30 days old
--------------------------------------------------------------------------------------------------
Broker/dealers through which      Daily access to the relevant       Contractual and Ethical
Fund purchases and sells          purchase and/or sale - no
portfolio securities              broker/dealer has access to the
                                  Fund's entire portfolio
--------------------------------------------------------------------------------------------------

      Such disclosures may be made without approval of the Trust's Chief Compliance Officer because the Board of Trustees has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

o The Trust's Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed. The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

                           ADDITIONAL TAX INFORMATION

      The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with Subchapter M of the Code. Depending on the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to "Qualified Dividends" for individuals.

      Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its "investment company taxable income" and 90% of its net tax-exempt income. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

      A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

      If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain "excess distributions" received from the PFIC or on a gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares of the corporation, however, the Fund may incur the tax and interest charges described above in some instances.

      Individual shareholders of the Fund may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2011. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of a dividend paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (E.G., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

      Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Fund to distribute to shareholders gains that have not yet been realized in order to avoid federal income tax liability.

      Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

      Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

      Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

      The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of a taxable year consists of stocks or securities of foreign companies, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold shares of the Fund, and the Fund must hold shares in the dividend or interest paying corporation, for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, a shareholder would not benefit to the extent it or the Fund is obligated (E.G., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property). Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

      Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

      Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. In addition, the discussion does not address the state, local or foreign tax consequences of an investment in the Fund. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action. This summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under federal income tax laws, such as insurance companies and non-U.S. persons.

                             PERFORMANCE INFORMATION

      From time to time performance information for the Fund showing its average annual total return may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of the Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

      Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Adviser voluntarily waives all or a part of its fees, the total return of the Fund will be higher than it would be in the absence of such voluntary waiver.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

      Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.

      The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effects of phaseouts of certain exemptions, deductions and credits are various income levels and the impact of the federal alternative minimum income tax and the preferential tax rates for Qualified Dividends. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

OTHER QUOTATIONS OF TOTAL RETURN

      The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.

PERFORMANCE COMPARISONS

      Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Lehman Brothers, Inc., Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

      From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products
(including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

      Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

                                   APPENDIX A

                          HUSSMAN INVESTMENT TRUST AND
               HUSSMAN ECONOMETRICS ADVISORS, INC. (THE "ADVISER")

                      PROXY VOTING POLICIES AND PROCEDURES

As part of their fiduciary responsibilities, Hussman Investment Trust (the "Trust") and the Adviser intend to exercise proxy votes concerning matters of corporate governance and business practices at the companies in which the Trust invests. The Trust and the Adviser exercise their voting responsibilities with the goal of maximizing the value of shareholders' investments, subject to reasonable standards of ethical business conduct and social responsibility by the companies in which the Trust invests.

The Trust's board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. The Adviser's proxy voting principles for the Trust are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

GENERAL POLICY FOR VOTING PROXIES

The Adviser will vote proxies in a manner intended to maximize the value of investments to shareholders, subject to reasonable standards of social responsibility. The Adviser will attempt to resolve any conflict of interest between shareholder interests and the business interests of the Adviser must be resolved in the way that will most benefit the shareholders of the Trust.

When voting proxy ballots, the Adviser gives substantial weight to the recommendation of management, in an attempt to give the company broad flexibility to operate as it believes is appropriate. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where the Adviser determines, in its discretion, that such position is not in the best interests of shareholders (for example, dilution of shareholder interests through option grants), or against reasonable standards of ethical conduct and social responsibility (for example, marketing certain products to minors, and insufficient controls or oversight with respect to foreign workplace standards).

Proxy voting, absent any unusual circumstances, will be conducted in accordance with the procedures set forth below.

ELECTION OF BOARDS OF DIRECTORS

While representation by management on the board of directors of a corporation can be of significant benefit in shaping effective business practices, the Adviser believes that the majority of board members should be independent. In addition, key board committees - particularly audit committees - should be entirely independent.

The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. The Adviser may support efforts to declassify existing boards, and may block efforts by companies to adopt classified board structures.

EQUITY-BASED COMPENSATION PLANS

The Adviser strongly favors incentive compensation plans based on increases in "economic value added" (EVA): after-tax operating profits minus capital costs (debt service plus the risk-adjusted cost of equity capital). In contrast, the Adviser generally views stock and option incentive plans as hostile to the interests of shareholders, dilutive, subject to windfalls unrelated to financial performance, ineffective in enhancing the market value of equities, and poorly suited to increasing the long-term cash flows available to shareholders.

The Adviser will generally vote against stock and option incentive plans in any form.

The Adviser supports expensing the full value of option grants on an accrual basis (for more information, please see "How and why stock options should be expensed from corporate earnings" on the Research & Insight page of www.hussmanfunds.com).

In contrast to option incentive plans, the Adviser will generally vote in favor of employee stock PURCHASE plans (i.e. availability of stock purchase by employees at a fixed discount to market value). Though the Adviser sees such plans as less effective than EVA plans, they are acceptable as a legitimate employment benefit, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

CORPORATE AND SOCIAL POLICY ISSUES

The decision to purchase a given security includes an evaluation of the company's industry and products, as well as confidence in management to pursue the best interests of the company. While the Adviser does not specifically restrict investments against particular industries such as tobacco, defense, nuclear power or other areas, the Adviser believes that corporate policy should adhere to reasonable standards of social responsibility. Proxy matters in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser believes that the marketing to minors of violent media, explicit material, or potentially addictive substances (alcohol, tobacco), or unrestricted availability having similar effect, is unethical and socially irresponsible. The Adviser will generally vote in favor of resolutions to reasonably restrict such practices, provided that the actions required by the resolutions are sufficiently targeted and quantifiable.

The Adviser believes that companies with substantial manufacturing activities in developing countries can substantially limit risks to reputation, reduce legal liability, and enhance financial stability by adopting well-articulated human rights policies. The Adviser will generally vote in favor of adopting such policies, particularly with regard to safety and workplace conditions, provided that they do not include restrictive provisions that unduly limit the ability of the company to operate competitively, or the flexibility of the company to determine the size and compensation of its labor force.

APPROVAL OF INDEPENDENT AUDITORS

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, create a risk of impaired independence.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent). The Adviser will generally vote against proposals for a separate class of stock with disparate voting rights.

The Adviser will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

PROXY VOTING PROCESS

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Adviser may utilize the services of outside professionals (such as Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures as required by the federal securities laws and applicable rules.

PART C.     OTHER INFORMATION
            -----------------

Item 23.    EXHIBITS
--------    --------

      (a)   Amended  and  Restated   Agreement  and   Declaration   of  Trust  -
            Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on November 1, 2001

      (b)   Bylaws  -   Incorporated   herein  by  reference   to   Registrant's
            Post-Effective Amendment No. 6 filed on September 2, 2005

      (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

      (d) Form of Investment Advisory Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic International Equity Fund - Filed herewith

      (e)   Distribution  Agreement  with  Ultimus  Fund  Distributors,   LLC  -
            Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on June 27, 2002

      (f)   Inapplicable

      (g)   (i)   Custody  Agreement with US Bank, N.A.  (formerly Firstar Bank,
                  N.A.) -  Incorporated  herein  by  reference  to  Registrant's
                  Post-Effective Amendment No. 1 filed on November 1, 2001

            (ii)  Amendment  to  Custody   Agreement   with  US  Bank,   N.A.  -
                  Incorporated    herein   by    reference    to    Registrant's
                  Post-Effective Amendment No. 3 filed on October 28, 2002

            (iii) Amendment to Custody Agreement with US Bank, N.A. dated August
                  1, 2005 - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 filed on September 2, 2005

      (h)   (i)   Form of Expense Limitation Agreement with Hussman Econometrics
                  Advisors,  Inc. on behalf of Hussman  Strategic  International
                  Equity Fund - Filed herewith

            (ii)  Administration  Agreement with Ultimus Fund  Solutions,  LLC -
                  Incorporated    herein   by    reference    to    Registrant's
                  Post-Effective Amendment No. 9 filed on October 26, 2007

            (iii) Transfer Agent and Shareholder Services Agreement with Ultimus
                  Fund Solutions, LLC - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 10 filed on October 28, 2008

            (iv)  Fund Accounting  Agreement with Ultimus Fund Solutions,  LLC -
                  Incorporated    herein   by    reference    to    Registrant's
                  Post-Effective Amendment No. 2 filed on June 27, 2002

            (v)   Compliance  Consulting  Agreement with Ultimus Fund Solutions,
                  LLC  -  Incorporated   herein  by  reference  to  Registrant's
                  Post-Effective Amendment No. 10 filed on October 28, 2008

      (i)   Opinion and Consent of Counsel - Filed herewith

      (j)   Inapplicable

      (k)   Inapplicable

      (l) Initial Capital Agreement - Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 filed on July 12, 2000

      (m)   Inapplicable

      (n)   Inapplicable

      (o)   Reserved

      (p)   (i)   Code  of  Ethics  of  Registrant  -  Incorporated   herein  by
                  reference to Registrant's Post-Effective Amendment No. 8 filed on October 27, 2006

            (ii)  Code of  Ethics  of  Hussman  Econometrics  Advisors,  Inc.  -
                  Incorporated    herein   by    reference    to    Registrant's
                  Post-Effective Amendment No. 8 filed on October 27, 2006

            (iii) Code  of  Ethics  of   Ultimus   Fund   Distributors,   LLC  -
                  Incorporated    herein   by    reference    to    Registrant's
                  Post-Effective Amendment No. 10 filed on October 28, 2008

(Other Exhibits)  Powers of Attorney of the  Trustees -  Incorporated  herein by reference to Registrant's Pre-Effective Amendment No. 2 filed on July 12, 2000

Item 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
--------    -------------------------------------------------------------

      No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.    INDEMNIFICATION
--------    ---------------

      Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

            "SECTION 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

            SECTION 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

            SECTION 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person my be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

      The Investment Advisory Agreements with Hussman Econometrics Advisors, Inc. ("Hussman") provide that Hussman shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith; provided, however, that nothing therein shall be construed to protect Hussman against any liability to the Registrant by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

      The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

      The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers, as well as Hussman. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
--------    --------------------------------------------------------

      Hussman is a registered investment adviser that manages approximately $5.9 billion in assets as of June 15, 2009. Hussman is also the publisher of Hussman Investment Research & Insight (formerly called the Hussman Econometrics Newsletter), a periodic newsletter which provides an overall view of market conditions from a technical, monetary and fundamental standpoint.

      The directors and officers of Hussman and any other business profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

            o John P. Hussman - President, Treasurer and a director of Hussman; President and a Trustee of Registrant

            o John F. Splain - Chief Compliance Officer of Hussman; Secretary and Chief Compliance Officer of Registrant; Managing Director of Ultimus Fund Solutions, LLC (the Trust's administrator and transfer agent) and Ultimus Fund Distributors, LLC (the Trust's principal underwriter)

Item 27.    PRINCIPAL UNDERWRITERS
--------    ----------------------

      (a) Ultimus Fund Distributors, LLC (the Distributor"), 225 Pictoria Drive, Suite 450, also acts as the principal underwriter for
            Williamsburg Investment Trust, Oak Value Trust, Profit Funds Investment Trust, The Berwyn Funds, The Cutler Trust, The GKM Funds, Veracity Funds, The Destination Funds, Schwartz Investment Trust, TFS Capital Investment Trust, Stralem Fund, CM Advisers Family of Funds, The RAM Funds, Stadion Investment Trust, The Piedmont Investment Trust, Gardner Lewis Investment Trust and AlphaMark Investment Trust, other open-end investment companies.

                                  Position with                  Position with
      (b)   Name                  Distributor                    Registrant
            ------------------    ---------------------------    -------------------
            Robert G. Dorsey      President/Managing Director    Vice President
            John F. Splain        Secretary/Managing Director    Secretary/CCO
            Mark J. Seger         Treasurer/Managing Director    Treasurer
            Theresa M. Bridge     Vice President                 Assistant Treasurer
            Wade R. Bridge        Vice President                 Assistant Secretary
            Shanda S. Gentry      Chief Compliance Officer       Assistant Vice President
            Craig J. Hunt         Vice President                 None
            Tina H. Bloom         Vice President                 None
            Steven F. Nienhaus    Vice President                 None
            Jeffrey Moeller       Vice President                 None

            The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

      (c)   Inapplicable

Item 28.    LOCATION OF ACCOUNTS AND RECORDS
--------    --------------------------------

      Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or its investment adviser, Hussman Econometrics Advisors, Inc., 5136 Dorsey Hall Drive, Ellicott
      City, Maryland 21042. Certain records, including records relating to the possession of Registrant's securities, may be maintained at the offices of Registrant's custodian, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29.    MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B
--------    -------------------------------------------------

      Inapplicable

Item 30.    UNDERTAKINGS
--------    ------------

      Inapplicable

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Ellicott City and State of Maryland, on the 25th day of June, 2009.

                                          HUSSMAN INVESTMENT TRUST

                                          By:  /s/ John P. Hussman
                                               ---------------------------
                                               John P. Hussman
                                               President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                    Title                            Date
---------                    -----                            ----

/s/ John P. Hussman          Trustee and President            June 25, 2009
-----------------------      (Principal Executive Officer)
John P. Hussman


/s/ Mark J. Seger            Treasurer                        June 25, 2009
-----------------------      (Principal Financial Officer)
Mark J. Seger


         *                   Trustee
-----------------------
David C. Anderson


         *                   Trustee                          /s/ John F. Splain
-----------------------                                       ------------------
Nelson Freeburg                                               John F. Splain
                                                              Attorney-in-fact*
                                                              June 25, 2009
         *                   Trustee
-----------------------
William H. Vanover

                                INDEX TO EXHIBITS
                                -----------------

  Item
--------

23(d) Form of Investment Advisory Agreement with Hussman Econometrics Advisors, Inc.

23(h)(i) Form of Expense Limitation Agreement with Hussman Econometrics Advisors, Inc.

23(i)       Opinion and Consent of Counsel